SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 MARCH 14, 2003

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 75-2677995


                               4100 Clinton Drive
                            Houston, Texas 77020-6299
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 713-676-3011

         INFORMATION TO BE INCLUDED IN REPORT

Item 9.  Regulation FD Disclosure

         On  March  14,  2003  registrant   issued  a  press  release   entitled
"Halliburton Files Affidavit On Global Asbestos Settlement."

         The text of the press release is as follows:


            HALLIBURTON FILES AFFIDAVIT ON GLOBAL ASBESTOS SETTLEMENT

          Company says it believes it meets the court-imposed deadline

Houston, Texas - Halliburton (NYSE: HAL) today announced the filing of an affidavit with the court in the Harbison-Walker bankruptcy case that it believes is consistent with the court order of February 18, 2003.


The court order had extended its previously issued temporary restraining order, staying the more than 200,000 pending asbestos claims against Halliburton's subsidiary, DII Industries, LLC (DII), until March 21, 2003. The court order also stated that oral arguments would be held on March 21, 2003 on a motion to lift the stay, unless DII filed an affidavit by March 14, 2003 stating that executed agreements had been signed by an estimated 75% of DII's asbestos plaintiffs.


The affidavit filed today by DII stated that DII and KBR have definitive written agreements, or written "highly confident" representations that such definitive agreements are forthcoming, from attorneys representing an estimated 75% of claimants. These estimates are based on certain assumptions and exclude the impact of certain claims in the Harbison-Walker bankruptcy, for which the Company indicated it had certain defenses or did not have reliable information.


Halliburton, founded in 1919, is one of the world's largest providers of products and services to the petroleum and energy industries. The company serves its customers with a broad range of products and services through its Energy Services Group and Engineering and Construction Group business segments. The company's World Wide Web site can be accessed at www.halliburton.com.

                                      # # #


The statements in this press release that are not historical statements are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties beyond the company's control, which could cause actual events to differ materially from those expressed or implied by the statements. These risks and uncertainties include, but are not limited to: legal risks, including the possibility of adverse rulings by courts of law or the institution of litigation or other legal proceedings challenging the company's actions or proposed actions; changes in laws or government regulations affecting the company's actions or proposed actions; adverse political or public reaction as a result of scrutiny involving the company; and liquidity risks, including the company's ability to access credit and raise capital and the availability and costs of financing to the company. Please see Halliburton's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarter ended September 30, 2002 for a more complete discussion of risk factors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY




Date:     March 14, 2003            By: /s/ Margaret E. Carriere
                                       ---------------------------
                                            Margaret E. Carriere
                                            Vice President and Secretary